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                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion/incorporation by reference in the Prospectus constituting part of this Registration Statement on Form SB-2 (File No. 333-85547) of our report dated February 11, 1999, on our audits of the consolidated financial statements of Suite101.com, Inc. and Subsidiaries.



                                        N.I. Cameron Inc.  (signed)
VANCOUVER, B.C.                         CHARTERED ACCOUNTANTS
October 18, 1999